[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[236,000,000] (APPROXIMATE)
                              OFFERED CERTIFICATES

                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2004-3HE

                            [THE WINTER GROUP LOGO]

                      CHASE MANHATTAN MORTGAGE CORPORATION
                                 MASTER SERVICER

     COUNTRYWIDE HOME LOANS SERVICING LP AND SPECIALIZED LOAN SERVICING, LLC
                                    SERVICERS

                               JPMORGAN CHASE BANK
                  SECURITIES ADMINISTRATOR AND BACK-UP SERVICER

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                 MARCH 30, 2004

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

                                   TERM SHEET
                                 MARCH 30, 2004

                              TERWIN MORTGAGE TRUST
                 ASSET-BACKED CERTIFICATES, SERIES TMTS 2004-3HE

                $[236,000,000] (APPROXIMATE) OFFERED CERTIFICATES
                               SUBJECT TO REVISION

                                                                                                  EXPECTED STATED
                                          WAL (YRS)    PAYMENT WINDOW                              FINAL    FINAL
                 APPROX                  (CALL(4)/     (CALL (4)/      PAYMENT    INTEREST        MATURITY MATURITY EXPECTED RATINGS
    CLASS        SIZE ($)   COUPON       MATURITY)      MATURITY)       DELAY     ACCRUAL            (4)      (5)    (MOODY'S/S&P)
    -----        --------   ------       ---------      ---------       -----     -------            ---      ---    -------------
CLASS A         204,375,000 LIBOR +[]   2.50 / 2.75  1 - 88 / 1 - 213      0      Actual/360      08/2011   3/2035      Aaa/AAA
                            (1),(2)
CLASS A-X(10)    Notional   0.12%(6)                                           Not Offered Hereby
CLASS M-1-X(10)  Notional   0.10%(7)                                           Not Offered Hereby
CLASS M-2-X(10)  Notional   0.10%(8)                                           Not Offered Hereby
CLASS M-3-X(10)  Notional   0.08%(9)                                           Not Offered Hereby
CLASS M-1        15,375,000 LIBOR + []  4.95 / 5.52 40 - 88 / 40 - 169     0      Actual/360      08/2011   3/2035       Aa2/AA+
                            (1), (3)
CLASS M-2        13,125,000 LIBOR + []  4.88 / 5.37 38 - 88 / 38 - 153     0      Actual/360      08/2011   3/2035        A2/A+
                            (1), (3)
CLASS M-3         3,125,000 LIBOR + []  4.84 / 5.25 38 - 88 / 38 - 129     0      Actual/360      08/2011   3/2035        A3/A
                            (1), (3)
CLASS B-1(11)     3,750,000 LIBOR + []                                         Not Offered Hereby
                            (1), (3)

CLASS B-2(11)     3,125,000 LIBOR + []                                         Not Offered Hereby
                            (1), (3)

CLASS B-3(11)     3,125,000 LIBOR + []                                         Not Offered Hereby
                            (1), (3)

TOTAL:          246,000,000
                -----------

     1)   Subject to the Available Funds Cap and the Maximum Rate Cap.

     2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin with respect to each subsequent Distribution Date.

     3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins with respect to each subsequent Distribution Date.

     4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call.

     5)   Assumes latest maturity date of Mortgage Loans plus one year.

     6) The Class A-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class A-X notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the A Certificates.

     7) The Class M-1-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class M-1-X notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the M-1 Certificates.

     8) The Class M-2-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

          interest on the Class M-2-X notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the M-2 Certificates.

     9) The Class M-3-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class M-3-X notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the M-3 Certificates.

     10) The Class A-X, Class M-1-X, Class M-2-X and Class M-3-X Certificates will be publicly offered, and will be offered pursuant to the prospectus supplement. The information presented herein for the Class A-X, Class M-1-X, Class M-2-X and Class M-3-X Certificates is provided to assist your understanding of the other Offered Certificates.

     11) The Class B-1, Class B-2 and Class B-3 Certificates will be privately placed, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-1, Class B-2 and Class B-3 Certificates is provided to assist your understanding of the Offered Certificates.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE

Scott Soltas                        212-449-3659      scott_soltas@ ml.com
Charles Sorrentino                  212-449-3659      charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE

Matt Whalen                         212-449-0752      matt_whalen@ml.com
Paul Park                           212-449-6380      paul_park@ml.com
Tom Saywell                         212-449-2122      tom_saywell@ml.com
Fred Hubert                         212-449-5071      fred_hubert@ml.com
Alan Chan                           212-449-8140      alan_chan@ml.com
Alice Chang                         212-449-1701      alice_chang@ml.com
Sonia Lee                           212-449-5067      sonia_lee@ml.com
Amanda Dezutter                     212-449-0725      amanda_dezutter@ml.com

ABS RESEARCH
Glenn Costello                      212-449-4457      glenn_costello@ ml.com

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

TITLE OF CERTIFICATES      Terwin Mortgage Trust Asset-Backed Certificates,
                           Series TMTS 2004-3HE

                           Class A and Class A-X Certificates (the "Senior Certificates"), Class M-1, Class M-2, Class M-3, Class M-1-X, Class M-2-X and Class M-3-X Certificates (collectively, the "Class M Certificates" and together with the Senior Certificates, the "Offered Certificates"),

                           Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates")

UNDERWRITERS               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                           and Terwin Capital LLC

SELLER                     Terwin Advisors LLC

MASTER SERVICER            Chase Manhattan Mortgage Corporation

SERVICERS                  Countrywide Home Loans Servicing LP and Specialized
                           Loan Servicing, LLC.

BACK-UP SERVICER           JPMorgan Chase Bank

TRUSTEE                    U.S. Bank National Association

SECURITIES                 JPMorgan Chase Bank
ADMINISTRATOR

LOSS MITIGATION            The Murrayhill Company
ADVISOR

CUT-OFF DATE               April 1, 2004

PRICING DATE               On or about April [1], 2004

CLOSING DATE               On or about April [27], 2004

DISTRIBUTION DATES         Distribution of principal and interest on the
                           Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in May
                           2004.

ERISA CONSIDERATIONS       The Certificates will be ERISA eligible as of the
                           Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT           It is expected that the Certificates will constitute
                           "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                 For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

OPTIONAL TERMINATION       Countrywide Home Loans Servicing LP (with the consent
                           of the party specified in the Prospectus Supplement) has the option to terminate the trust when the aggregate stated principal balance of the Mortgage
                           Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

PRE-FUNDED AMOUNT:         On the Closing Date, a portion of the proceeds from
                           the sale of the Certificates up to approximately 25% of the aggregate principal balance of the Certificates issued on the Closing Date (the
                           "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding
                           Account") and used by the trust to purchase Mortgage
                           Loans after the Closing Date. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be distributed as principal to the Certificates in the case of amounts remaining, which had been allocated to fund the purchase of subsequent Mortgage Loans.

                           If specified in the prospectus supplement, on the Closing Date, the Seller will establish a segregated account (the "Capitalized Interest Account"), which will be applied to cover shortfalls in the amount of interest generated by the Mortgage Loans attributable to the pre-funding feature.

PRE-FUNDING PERIOD:        From the Closing Date to and including a date, to be
                           specified in the Prospectus Supplement, not later than 90 days following the Closing Date.

MORTGAGE LOANS             The mortgage pool will consist of fixed rate and
                           adjustable rate, first lien, sub-prime mortgage loans
                           ("Initial Mortgage Loans") underwritten to The Winter
                           Group program Underwriting Guidelines or the guidelines of the applicable originators and will be serviced by Countrywide Home Loans Servicing LP and
                           Specialized Loan Servicing, LLC.

                           The Pre-Funded Amount will be used to purchase certain mortgage loans during the Pre-Funding Period (the "Subsequent Mortgage Loans" and together with the Initial Mortgage Loans, the "Mortgage Loans"). At the end of the Pre-Funding Period it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately [$250,000,000].

TOTAL DEAL SIZE            Approximately $[246,000,000]

ADMINISTRATIVE FEES        The Master Servicer, Servicers, Securities
                           Administrator, Trustee, Back-up Servicer and Loss
                           Mitigation Advisor will be paid fees aggregating to a weighted average of approximately 53.2 bps per annum
                           (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS

                           1.  Excess Interest
                           2.  Over-Collateralization
                           3.  Subordination

MORTGAGE INSURANCE         As of the cut-off date, approximately 3.83% of the
                           mortgage loans will be covered by borrower-paid mortgage insurance policies.

EXCESS INTEREST            Excess Interest cashflow will be available as credit
                           enhancement.

OVER-COLLATERALIZATION     The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately [1.60]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 1.60% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is maintained.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

                           Initial: [1.60]% of original principal balance of the Mortgage Loans
                           Target: [1.60]% of original principal balance of the Mortgage Loans before stepdown
                                    [3.20]% of current principal balance
                                    of the Mortgage
                           Loans on or after stepdown
                           Floor: 0.50% of original principal balance of the Mortgage Loans

SUBORDINATION:              CLASSES             RATING (M/S)            SUBORDINATION (1)
                            -------             ------------            -----------------
(1) includes OC             Class A               Aaa / AAA                  18.25%
                           Class M-1              Aa2 / AA+                  12.10%
                           Class M-2               A2 / A+                    6.85%
                           Class M-3               A3 / A                     5.60%
                           Class B-1              Baa1 / A-                   4.10%
                           Class B-2             Baa2 / BBB+                  2.85%
                           Class B-3             Baa3 / BBB                   1.60%

CLASS SIZES:                CLASSES             RATING (M/S)               CLASS SIZES
                            -------             ------------               -----------
                            Class A               Aaa / AAA                  81.75%
                           Class M-1              Aa2 / AA+                   6.15%
                           Class M-2               A2 / A+                    5.25%
                           Class M-3               A3 / A                     1.25%
                           Class B-1              Baa1 / A-                   1.50%
                           Class B-2             Baa2 / BBB+                  1.25%
                           Class B-3             Baa3 / BBB                   1.25%

INTEREST ACCRUAL           Interest for the Certificates (other than the Class
                           A-X, Class M-1-X, Class M-2-X and Class M-3-X
                           Certificates) will initially accrue from the Closing
                           Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date, on an actual/360 basis. The interest accrual period for the Class A-X, Class M-1-X, Class M-2-X and Class M-3-X
                           Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs, calculated on a 30/360 basis.

COUPON STEP UP             If the 10% clean-up call for the Certificates is not
                           exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A
                           Certificates will increase to 2x its margin, and (ii) the margins on the Class M-1, Class M-2, Class M-3,
                           Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins.

AVAILABLE FUNDS CAP        The pass-through rates of the Class A, the Class M-1,
                           Class M-2, Class M-3, Class B-1, Class B-2, and Class
                           B-3 Certificates will be subject to the "Available
                           Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, less the current interest on the Class A-X, Class M-1X, Class M-2X and Class M-3X
                           Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the Administrative Fees.

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

1ML CAP CONTRACT           The trust fund will own a one-month LIBOR Cap
                           contract purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar, and up to and not exceeding the upper collar, with respect to such Distribution Date shown in the tables appearing on page 25. Payments received on the cap contracts will be available to pay Carryover to the holders of the Certificates (other than Carryover resulting from the fact that realized losses are not allocated to the Class A Certificates after the aggregate principal balance of the Class M and Class B Certificates has been reduced to zero).

MAXIMUM RATE CAP           The pass-through rate of the Certificates (other then
                           the Class A-X, Class M-1-X, Class M-2-X, Class M-3-X
                           Certificates) will also be subject to the "Maximum
                           Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and Net
                           Mortgage Rates on the fixed rate mortgage loans, multiplied by 30 and divided by the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT    If on any Distribution Date the pass-through rate is
                           limited by the Available Funds Cap, the amount of additional interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                           (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY          1.  Repayment of any unreimbursed Servicer advances.
<Preliminary and           2.  Administrative Fees.
Subject to Revision>       3.  Available interest funds, as follows: monthly
                               interest, including any unpaid monthly interest from prior months, concurrently, to the Class A and Class A-X Certificates, then monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class M-1
                               Certificates and Class M-1-X Certificates, then concurrently, to the Class M-2 and Class M-2-X
                               Certificates, then concurrently, to the Class M-3 and Class M-3-X Certificates, then to the Class
                               B-1 Certificates, then to the Class B-2
                               Certificates and then to the Class B-3
                               Certificates.

                           4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to maintain O/C to the required level.

                           6. Excess interest to pay Class M and Class B Certificates principal shortfalls.

                           7.  Excess interest to pay Carryover on the
                               Certificates (other then the Class A-X, Class M-1-X, Class M-2-X, Class M-3-X Certificates) resulting from imposition of the Available Funds Cap (1).

                           8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Certificates (1).

                           (1) Amounts received on the 1ML Cap contract will only be available to the Certificates to make payments in respect of Carryover (other than Carryover resulting from the fact that realized losses is not allocated to the Class A Certificates after the aggregate principal balance of the Class M and Class B Certificates has been reduced to zero). Any amounts received on the 1ML Cap contract not used to pay such Carryover will be paid to certificates other than the Certificates.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal received from the Mortgage Loans plus excess interest to the extent distributable as principal to maintain O/C at the required level will be paid to the Class A Certificates.

     After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A                         36.50%*
CLASS M-1                       24.20%*
CLASS M-2                       13.70%*
CLASS M-3                       11.20%*
CLASS B-1                        8.20%*
CLASS B-2                        5.70%*
CLASS B-3                        3.20%*

                                *Includes O/C

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)   The Distribution Date is on or after the May 2007 Distribution Date; and
ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
iii) A Step Down Loss Trigger Event does not exist.

SUBORDINATE                The first Distribution Date on which the Senior
CLASS PRINCIPAL            Enhancement Percentage (i.e., the sum of the
DISTRIBUTION               outstanding principal balance of the Class M and
DATE                       Class B Certificates and the O/C amount divided by
                           the aggregate stated principal balance of the
                           Mortgage Loans) is greater than or equal to the
                           Senior Specified Enhancement Percentage (including
                           O/C), which is equal to two times the initial AAA
                           subordination percentage.
                           SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                           36.50%
                           or
                           (16.65% + 1.60%)*2

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-3HE

STEP DOWN LOSS             The situation that exists with respect to any
TRIGGER EVENT              Distribution Date after the Stepdown Date, if (a) the
<Preliminary and           quotient of (1) the aggregate Stated Principal
Subject to Revision>       Balance of all Mortgage Loans 60 or more days
                           delinquent, measured on a rolling three month basis
                           (including Mortgage Loans in foreclosure and REO
                           Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer
                           Remittance Date, equals or exceeds the product of (i)
                           43% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off
                           Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss
                           Percentage.

DISTRIBUTION DATE OCCURRING                         REQUIRED LOSS PERCENTAGE
---------------------------                         ------------------------
May 2007 - April 2008                3.00% with respect to May 2007, plus an additional 1/12th
                                     of 1.50% for each month thereafter
May 2008 - April 2009                4.50% with respect to May 2008, plus an additional 1/12th
                                     of 1.00% for each month thereafter
May 2009 - April 2010                5.50% with respect to May 2009, plus an additional 1/12th
                                     of 0.25% for each month thereafter
May 2010 and thereafter              5.75%

                     (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                 The Certificates will be offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                           Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES       The following tables describe the Mortgage Loans and
                           the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding. At the end of the Pre-Funding Period, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off
                           Date of approximately $[250,000,000]. We do not expect the material characteristics of the mortgage pool on the Closing Date to differ from the approximate characteristics described in the following tables.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

Aggregate Outstanding Principal Balance                                                      $252,904,296
Aggregate Original Principal Balance                                                         $253,352,517
Number of Mortgage Loans                                                                            1,197

                                       MINIMUM                      MAXIMUM                   AVERAGE (1)
                                       -------                      -------                   -----------
Original Principal Balance             $30,000                     $1,000,000                  $211,656
Outstanding Principal Balance          $29,981                     $1,000,000                  $211,282

                                       MINIMUM                       MAXIMUM              WEIGHTED AVERAGE (2)
                                       -------                       -------              --------------------
Original Term (mos)                      120                           360                         351
Stated Remaining Term (mos)              100                           359                         347
Loan Age (mos)                             1                            33                           4
Current Mortgage Rate                  4.875%                       12.770%                      7.291%
Initial Interest Rate Cap              1.000%                        6.000%                      2.797%
Periodic Rate Cap                      1.000%                        3.000%                      1.118%
Gross Margin                          -0.250%                       10.875%                      5.523%
Maximum Mortgage Rate                 10.000%                       18.990%                     13.573%
Minimum Mortgage Rate                  2.250%                       11.390%                      6.274%
Months to Roll                             2                            58                          23
Original Loan-to-Value                 17.00%                       100.00%                      79.18%
Credit Score (3)                         500                           812                         648

                                                                    EARLIEST                     LATEST
                                                                    --------                     ------
Maturity Date                                                       08/13/12                   03/01/34

LIEN POSITION                 PERCENT OF MORTGAGE POOL
                              ------------------------
1st Lien                              100.00%

OCCUPANCY                     PERCENT OF MORTGAGE POOL
                              ------------------------
Primary                                84.38%
Second Home                             1.59%
Investment                             14.03%

LOAN TYPE                     PERCENT OF MORTGAGE POOL
                              ------------------------
Fixed Rate                             41.64%
ARM                                    58.36%

AMORTIZATION TYPE             PERCENT OF MORTGAGE POOL
                              ------------------------
Fully Amortizing                       87.95%
Interest-Only                          10.87%
Balloon                                 1.18%

YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
                             ------------------------
2001                                    0.02%
2002                                    0.93%
2003                                   76.38%
2004                                   22.67%

LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
                             ------------------------
Purchase                               38.86%
Refinance - Rate Term                  13.19%
Refinance - Cashout                    47.95%

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
                             ------------------------
Single Family Residence                71.42%
Townhouse                               0.22%
Condominium                             4.96%
Two-to-Four Family                     13.36%
Cooperative                             0.18%
Planned Unit Development                9.77%
Manufactured Housing                    0.09%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

CURRENT MORTGAGE RATES

                                               AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED      PERCENT
                                               PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE      FULL OR
RANGE OF CURRENT MORTGAGE       NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL    ALTERNATIVE
        RATES                 MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING      LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------------
 5.500% or  less                     23       $  5,682,401     2.25%     5.289%     673     $247,061       70.30%        32.02%
 5.501% to  6.000%                   77         23,573,502     9.32      5.856      690      306,149       72.35         20.14
 6.001% to  6.500%                  152         38,086,321    15.06      6.353      673      250,568       76.09         35.76
 6.501% to  7.000%                  214         61,014,162    24.13      6.822      659      285,113       78.43         25.61
 7.001% to  7.500%                  198         46,000,071    18.19      7.336      647      232,324       79.24         26.17
 7.501% to  8.000%                  139         26,849,232    10.62      7.807      621      193,160       81.77         31.92
 8.001% to  8.500%                  102         15,537,915     6.14      8.314      619      152,333       85.00         37.62
 8.501% to  9.000%                  111         15,100,351     5.97      8.783      603      136,039       83.49         43.98
 9.001% to  9.500%                   65          8,491,074     3.36      9.289      606      130,632       85.63         41.90
 9.501% to 10.000%                   52          5,994,830     2.37      9.793      618      115,285       88.20         20.92
10.001% to 10.500%                   23          2,249,367     0.89     10.303      608       97,799       83.45         41.08
10.501% to 11.000%                   22          2,525,031     1.00     10.758      613      114,774       84.79         23.22
11.001% to 11.500%                   10            889,170     0.35     11.352      584       88,917       85.09         31.66
11.501% to 12.000%                    7            804,428     0.32     11.746      639      114,918       89.72         41.90
12.001% to 12.500%                    1             39,989     0.02     12.350      509       39,989       61.54        100.00
12.501% to 13.000%                    1             66,451     0.03     12.770      622       66,451       95.00          0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,197       $252,904,296   100.00%     7.291%     648     $211,282       79.18%        30.01%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 12.770% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.291% per annum.

REMAINING MONTHS TO STATED MATURITY

                                         AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED      PERCENT
    RANGE OF                             PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      FULL OR
 REMAINING MONTHS        NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    ALTERNATIVE
TO STATED MATURITY     MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING      LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------
 97 to 108                      1       $     37,088      0.01%     7.250%      640     $ 37,088       67.77%      100.00%
109 to 120                      1             38,000      0.02      5.750       734       38,000       61.29       100.00
145 to 156                      4            243,321      0.10      9.299       563       60,830       58.49       100.00
157 to 168                     16          1,316,545      0.52      7.568       612       82,284       76.27       100.00
169 to 180                     40         10,920,722      4.32      6.598       675      273,018       73.11        16.35
217 to 228                      3            304,325      0.12      8.435       583      101,442       80.52       100.00
229 to 240                      3            349,780      0.14      6.787       638      116,593       77.94         0.00
325 to 336                      1             86,613      0.03      7.875       592       86,613       80.00       100.00
337 to 348                      6          1,106,037      0.44      7.093       659      184,339       77.83        24.94
349 to 360                  1,122        238,501,865     94.31      7.320       647      212,569       79.50        30.11
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,197       $252,904,296    100.00%     7.291%      648     $211,282       79.18%       30.01%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 100 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 347 months.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE    NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
 LOAN PRINCIPAL BALANCES    MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                    26       $  1,105,544      0.44%    8.835%     593       $ 42,521    68.77%        90.97%
$50,001 to  $100,000              267         20,160,144      7.97     8.445      643         75,506    83.10         44.14
$100,001 to $150,000              262         32,364,001     12.80     7.824      633        123,527    82.14         48.19
$150,001 to $200,000              181         31,560,028     12.48     7.450      637        174,365    82.36         42.79
$200,001 to $250,000              130         29,058,675     11.49     7.183      643        223,528    81.30         31.10
$250,001 to $300,000               89         24,413,394      9.65     7.179      636        274,308    79.87         25.74
$300,001 to $350,000               55         17,888,153      7.07     7.000      643        325,239    80.53         27.26
$350,001 to $400,000               49         18,316,666      7.24     7.089      651        373,810    78.07         20.47
$400,001 to $450,000               31         13,150,489      5.20     7.157      653        424,209    81.03         25.83
$450,001 to $500,000               33         15,725,415      6.22     7.009      625        476,528    76.87         24.18
$500,001 to $550,000               24         12,618,368      4.99     6.909      678        525,765    76.92         16.41
$550,001 to $600,000               15          8,693,722      3.44     7.034      670        579,581    78.58          6.68
$600,001 to $650,000               13          8,253,435      3.26     6.635      696        634,880    68.61         15.19
$650,001 to $700,000                2          1,366,261      0.54     6.753      669        683,131    76.65          0.00
$700,001 to $750,000                3          2,230,745      0.88     7.625      673        743,582    76.03          0.00
$750,001 to $800,000                1            759,346      0.30     6.750      705        759,346    80.00          0.00
$800,001 to $850,000                3          2,523,136      1.00     6.501      664        841,045    67.23         33.08
$850,001 to $900,000                2          1,800,000      0.71     5.813      677        900,000    70.00          0.00
$950,001 to $1,000,000             11         10,916,772      4.32     6.500      707        992,434    64.82          9.15
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197       $252,904,296    100.00%    7.291%     648       $211,282    79.18%        30.01%
---------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $29,981 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $211,282.

PRODUCT TYPES

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                              NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
       PRODUCT TYPES        MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
Balloon Loans                      18       $  2,972,768       1.18%   7.224%     643       $165,154    77.29%         32.43%
10 to 14 Year Fixed Loans           2             75,088       0.03    6.491      688         37,544    64.49         100.00
15 to 19 Year Fixed Loans          42          9,507,820       3.76    6.606      673        226,377    71.86          25.04
20 to 24 Year Fixed Loans           6            654,105       0.26    7.554      612        109,018    79.14          46.53
30 Year Fixed Loans               364         92,098,388      36.42    7.219      661        253,018    75.99          26.76
Six-Month and 1/29 LIBOR
 ARM                                2            426,399       0.17    6.329      682        213,200    71.32           0.00
2/28 LIBOR ARM                    604        114,385,729      45.23    7.464      634        189,380    82.77          30.38
3/27 LIBOR ARM                    149         30,336,582      12.00    7.169      647        203,601    79.05          40.22
5/25 LIBOR ARM                     10          2,447,416       0.97    6.365      735        244,742    65.22          23.19
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197       $252,904,296     100.00%   7.291%     648       $211,282    79.18%         30.01%
----------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                              NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
   GEOGRAPHIC LOCATION      MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
Alabama                             3       $    171,541      0.07%    8.787%     580       $ 57,180    79.91%        100.00%
Alaska                              1            132,366      0.05     7.375      641        132,366    70.00           0.00
Arizona                            31          5,302,927      2.10     7.016      653        171,062    81.48          29.90
Arkansas                            7          1,003,064      0.40     8.886      617        143,295    95.03          38.84
California                        345         98,556,767     38.97     6.908      640        285,672    77.97          30.17
Colorado                           26          4,102,259      1.62     7.220      650        157,779    81.90          51.75
Connecticut                         9          1,145,050      0.45     7.957      687        127,228    87.17          27.00
Florida                           145         25,436,409     10.06     7.418      652        175,424    80.00          35.89
Georgia                            21          3,457,871      1.37     8.404      673        164,661    86.68          10.10
Hawaii                             11          4,388,764      1.74     6.492      695        398,979    61.49           0.00
Idaho                               1            299,790      0.12     7.790      573        299,790    75.00           0.00
Illinois                           96         16,938,211      6.70     8.043      624        176,440    83.44          40.62
Indiana                            23          2,227,102      0.88     8.462      619         96,831    85.08          40.79
Iowa                                1             29,981      0.01     8.375      582         29,981    69.77         100.00
Kansas                              3            242,930      0.10     9.749      562         80,977    84.14          75.95
Kentucky                            4            415,876      0.16     7.398      618        103,969    82.72          39.19
Louisiana                           5            422,938      0.17     9.085      652         84,588    87.34           0.00
Maryland                           20          4,641,925      1.84     7.448      669        232,096    81.30          41.99
Massachusetts                      21          5,564,105      2.20     7.520      670        264,957    70.99          10.27
Michigan                           40          5,193,630      2.05     8.624      640        129,841    88.66          32.52
Minnesota                          10          1,711,342      0.68     7.989      667        171,134    81.76          32.74
Mississippi                         2            169,824      0.07     8.719      582         84,912    84.23         100.00
Missouri                           17          1,854,064      0.73     8.491      644        109,063    81.25          19.16
Montana                             1            129,942      0.05     6.990      675        129,942    71.36           0.00
Nevada                             23          5,115,629      2.02     6.774      666        222,419    83.33          42.04
New Hampshire                       4            859,482      0.34     7.405      635        214,871    76.13          12.75
New Jersey                         51         15,506,431      6.13     6.944      666        304,048    75.10          21.18
New Mexico                          7            823,773      0.33     8.193      572        117,682    75.46          59.85
New York                           44         15,821,676      6.26     6.981      673        359,584    74.52           8.23
North Carolina                     37          3,833,270      1.52     8.180      641        103,602    82.76          47.69
Ohio                               35          3,261,405      1.29     9.030      639         93,183    91.31          46.44
Oklahoma                            5            807,607      0.32     7.654      648        161,521    89.02          91.19
Oregon                             15          3,198,642      1.26     6.721      658        213,243    77.86          11.66
Pennsylvania                       29          5,749,651      2.27     7.553      642        198,264    80.35          21.78
Rhode Island                        4            596,004      0.24     7.582      690        149,001    85.47          18.25
South Carolina                      7          1,319,308      0.52     7.464      649        188,473    84.00          58.34
South Dakota                        1            124,619      0.05     8.115      519        124,619    85.00         100.00
Tennessee                          10            973,136      0.38     9.007      634         97,314    86.21          27.05
Texas                              24          2,988,051      1.18     8.587      688        124,502    87.05          13.35
Utah                                4            931,341      0.37     6.951      700        232,835    79.82          30.21
Virginia                           38          4,363,566      1.73     7.637      645        114,831    80.73          39.39
Washington                         12          2,645,586      1.05     6.895      630        220,465    77.66          59.28
Wisconsin                           4            446,442      0.18     8.908      602        111,610    87.07          78.71
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197       $252,904,296    100.00%    7.291%     648       $211,282    79.18%         30.01%
----------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.78% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

ORIGINAL LOAN-TO-VALUE RATIOS

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
     RANGE OF ORIGINAL        NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
   LOAN-TO-VALUE RATIOS     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
50.00% or less                     38       $  7,111,615      2.81%    6.746%     651       $187,148    42.33%         8.67%
50.01% to  55.00%                  13          3,877,384      1.53     6.893      675        298,260    52.50         52.76
55.01% to  60.00%                  27         10,693,838      4.23     6.436      661        396,068    58.30          9.93
60.01% to  65.00%                  36          9,434,199      3.73     7.230      627        262,061    63.63         33.29
65.01% to  70.00%                  94         22,717,019      8.98     6.938      668        241,670    69.17         19.06
70.01% to  75.00%                 121         28,504,576     11.27     7.237      632        235,575    74.09         23.33
75.01% to  80.00%                 362         84,302,756     33.33     7.093      656        232,881    79.74         28.58
80.01% to  85.00%                 102         18,637,569      7.37     7.600      600        182,721    84.39         33.45
85.01% to  90.00%                 162         31,350,364     12.40     7.258      639        193,521    89.67         39.20
90.01% to  95.00%                 172         23,375,411      9.24     8.783      662        135,904    94.92         26.66
95.01% to 100.00%                  70         12,899,565      5.10     7.440      660        184,279    99.83         71.28
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197       $252,904,296    100.00%    7.291%     648       $211,282    79.18%        30.01%
---------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.00% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 79.18%.

MORTGAGE INSURANCE

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                              NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
    MORTGAGE INSURANCE      MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
No Mortgage Insurance           1,159       $243,229,862     96.17%    7.288%     647       $209,862    78.72%        30.97%
Mortgage Insurance                 38          9,674,434      3.83     7.379      684        254,590    90.79          5.78
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197       $252,904,296    100.00%    7.291%     648       $211,282    79.18%        30.01%
---------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                              NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
      LOAN PURPOSE          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout               555       $121,266,961     47.95%    7.324%     629       $218,499    75.67%        31.15%
Purchase                          498         98,272,132     38.86     7.358      677        197,334    83.31         27.22
Refinance - Rate Term             144         33,365,203     13.19     6.977      632        231,703    79.77         34.06
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197       $252,904,296    100.00%    7.291%     648       $211,282    79.18%        30.01%
---------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

PROPERTY TYPE

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                              NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
     PROPERTY TYPE          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           876       $180,633,328     71.42%    7.285%     641       $206,202    79.47%        31.54%
Townhouse                           6            549,798      0.22     7.703      644         91,633    79.16         62.86
Condominium                        79         12,536,878      4.96     7.289      652        158,695    80.99         35.18
Two-to-Four Family                142         33,788,758     13.36     7.552      671        237,949    76.76         23.07
Cooperative                         2            448,894      0.18     6.900      666        224,447    66.09         39.96
Manufactured Housing                3            228,239      0.09     7.386      605         76,080    83.84         71.62
Planned Unit Development           89         24,718,400      9.77     6.983      665        277,735    79.61         24.37
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197       $252,904,296    100.00%    7.291%     648       $211,282    79.18%        30.01%
---------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION TYPE

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                              NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
    DOCUMENTATION TYPE      MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
Reduced Documentation             235       $ 75,933,661     30.02%    6.942%     675       $323,122    75.82%         0.00%
Full or Alternative
 Documentation                    461         75,888,204     30.01     7.389      622        164,616    82.28        100.00
Stated Documentation              389         73,289,590     28.98     7.659      632        188,405    80.78          0.00
No Ratio                           61         14,556,866      5.76     6.886      683        238,637    73.86          0.00
No Income/No Asset                 51         13,235,974      5.23     7.149      693        259,529    77.66          0.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197       $252,904,296    100.00%    7.291%     648       $211,282    79.18%        30.01%
---------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                              NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
     OCCUPANCY STATUS       MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
Primary                           926       $213,401,623     84.38%    7.144%     641       $230,455    79.08%        30.41%
Investment                        255         35,481,580     14.03     8.216      684        139,143    80.25         27.93
Second Home                        16          4,021,092      1.59     6.944      703        251,318    74.86         27.10
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197       $252,904,296    100.00%    7.291%     648       $211,282    79.18%        30.01%
---------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

MORTGAGE LOAN AGE SUMMARY

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
    MORTGAGE LOAN AGE         NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
        (MONTHS)            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
1                                  30       $  4,823,730      1.91%     7.434%    629       $160,791    79.82%        56.65%
2                                 267         54,180,982     21.42      7.139     637        202,925    82.66         39.98
3                                 263         71,862,939     28.42      6.781     666        273,243    76.05         29.40
4                                 223         58,019,388     22.94      7.324     643        260,177    75.86         21.93
5                                 269         39,773,926     15.73      8.168     652        147,858    83.90         24.99
6                                  67         11,017,613      4.36      7.962     621        164,442    83.47         25.01
7                                  21          4,278,820      1.69      7.263     650        203,753    79.83         16.58
8                                  12          3,507,912      1.39      7.041     629        292,326    78.76         42.38
9                                   3            366,619      0.14      7.719     626        122,206    73.84         31.13
10                                  5            689,143      0.27      7.441     648        137,829    82.82         43.80
11                                  6          1,289,295      0.51      7.149     657        214,883    78.30          5.45
13                                  1            336,766      0.13      6.875     660        336,766    80.00          0.00
14                                  3            223,835      0.09      8.244     619         74,612    74.62         69.80
15                                  2            125,575      0.05      7.271     641         62,787    78.82        100.00
16                                  3            577,618      0.23      6.953     657        192,539    76.92         26.28
17                                  4            433,258      0.17      7.581     610        108,314    79.93        100.00
18                                  2            220,476      0.09      7.222     618        110,238    84.22        100.00
19                                  1             51,335      0.02      6.990     649         51,335    42.52        100.00
20                                  5            388,998      0.15      7.526     600         77,800    75.56        100.00
21                                  1             81,071      0.03      7.750     566         81,071    80.00        100.00
22                                  2            192,841      0.08      8.374     632         96,421    79.11        100.00
23                                  2            132,222      0.05      8.681     605         66,111    68.27        100.00
24                                  4            267,756      0.11      8.560     573         66,939    74.34        100.00
33                                  1             62,177      0.02     10.500     562         62,177    20.19        100.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197       $252,904,296    100.00%     7.291%    648       $211,282    79.18%        30.01%
===========================================================================================================================

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

ORIGINAL PREPAYMENT PENALTY TERM

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                              PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
   ORIGINAL PREPAYMENT        NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
      PENALTY TERM          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
None                              399       $ 95,431,710     37.73%    7.358%     659       $239,177    77.70%        23.71%
6 Months                           21          7,622,274      3.01     6.658      667        362,965    70.13         19.03
7 Months                            3            620,320      0.25     6.071      718        206,773    54.99          0.00
12 Months                          29          8,494,406      3.36     7.001      650        292,911    72.95         15.38
24 Months                         433         82,665,550     32.69     7.368      632        190,914    82.88         32.70
25 Months                           1            218,110      0.09     7.375      775        218,110    80.00          0.00
36 Months                         274         48,019,578     18.99     7.328      639        175,254    80.27         47.16
48 Months                           1            536,100      0.21     6.900      628        536,100    89.50          0.00
60 Months                          36          9,296,248      3.68     6.628      704        258,229    69.87          8.91
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197       $252,904,296    100.00%    7.291%     648       $211,282    79.18%        30.01%
---------------------------------------------------------------------------------------------------------------------------

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                              PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                              NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
  RANGE OF CREDIT SCORES    MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
Not Available                       2       $  1,066,013      0.42%    6.763%       0       $533,007    72.76%         7.34%
476 to 500                          4          1,477,848      0.58     8.270      500        369,462    77.54         32.30
501 to 525                         83         15,109,058      5.97     8.453      512        182,037    73.25         55.00
526 to 550                         55          8,588,974      3.40     8.131      540        156,163    76.83         54.65
551 to 575                         72         12,085,410      4.78     7.844      562        167,853    75.91         44.52
576 to 600                         78         13,093,091      5.18     7.725      589        167,860    83.02         51.83
601 to 625                        143         25,154,309      9.95     7.507      615        175,904    86.10         48.21
626 to 650                        197         42,577,266     16.84     7.230      637        216,128    80.58         26.16
651 to 675                        224         53,347,219     21.09     7.086      663        238,157    78.31         22.69
676 to 700                        121         29,744,121     11.76     6.986      687        245,819    80.27         21.19
701 to 725                         98         23,205,528      9.18     7.004      713        236,791    78.76         12.48
726 to 750                         67         15,726,563      6.22     6.739      737        234,725    76.94         21.59
751 to 775                         35          8,027,704      3.17     7.014      763        229,363    74.24         19.62
776 to 800                         15          3,011,839      1.19     6.380      785        200,789    70.37         20.65
801 to 825                          3            689,352      0.27     6.645      808        229,784    78.20          0.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,197       $252,904,296    100.00%    7.291%     648       $211,282    79.18%        30.01%
---------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 648.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                      NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
RANGE OF MARGINS    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------
0.000% or less             1        $    365,600      0.25%     6.750%      806   $   365,600    80.00%         0.00%
0.001% to 0.500%           1             128,035      0.09      8.920       679       128,035    95.00          0.00
2.001% to 2.500%          19           9,141,860      6.19      5.650       697       481,151    67.71          8.88
2.501% to 3.000%          21           4,954,912      3.36      6.211       706       235,948    75.68          5.80
3.001% to 3.500%          48          13,699,667      9.28      6.584       690       285,410    76.95         18.46
3.501% to 4.000%          37           8,603,872      5.83      6.973       659       232,537    75.66         10.98
4.001% to 4.500%          25           4,764,498      3.23      7.382       696       190,580    78.19         13.18
4.501% to 5.000%         112          25,154,993     17.04      6.683       648       224,598    86.88         41.46
5.001% to 5.500%          44           8,844,322      5.99      7.538       607       201,007    85.96         35.67
5.501% to 6.000%          68          15,019,124     10.18      7.160       599       220,869    81.31         41.85
6.001% to 6.500%          82          16,310,028     11.05      7.753       589       198,903    82.52         29.64
6.501% to 7.000%          78          12,967,501      8.79      7.998       594       166,250    77.51         52.35
7.001% to 7.500%          37           4,794,982      3.25      7.740       636       129,594    82.95         28.54
7.501% to 8.000%          41           4,845,973      3.28      8.351       637       118,194    86.97         40.97
8.001% to 8.500%          56           6,422,628      4.35      8.819       643       114,690    88.60         49.67
8.501% to 9.000%          44           5,962,748      4.04      9.249       640       135,517    89.90         31.57
9.001% to 9.500%          28           3,112,752      2.11      9.649       620       111,170    87.80         48.21
9.501% to 10.000%         13           1,423,070      0.96     10.234       645       109,467    92.38         27.63
10.001% to 10.500%         9           1,008,462      0.68     10.747       615       112,051    89.06         42.91
10.501% to 11.000%         1              71,100      0.05     11.125       573        71,100    90.00        100.00
--------------------------------------------------------------------------------------------------------------------
TOTAL:                   765        $147,596,127    100.00%     7.382%      639   $   192,936    81.68%        32.19%
--------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from -0.250% per annum to 10.875% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 5.523% per annum.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
RANGE OF MAXIMUM      NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
 MORTGAGE RATES     MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------
11.000% or less           13        $  3,289,266      2.23%     5.434%    705     $   253,020   71.48%       25.12%
11.001% to 11.500%        26           6,953,833      4.71      5.810     681         267,455   73.87        22.70
11.501% to 12.000%        48          14,786,734     10.02      5.998     676         308,057   75.84        19.17
12.001% to 12.500%        52          12,395,863      8.40      6.401     680         238,382   84.26        26.24
12.501% to 13.000%        79          20,331,734     13.78      6.826     664         257,364   80.12        29.45
13.001% to 13.500%       110          21,481,247     14.55      7.239     636         195,284   81.35        33.55
13.501% to 14.000%       103          18,555,467     12.57      7.432     637         180,150   84.36        33.04
14.001% to 14.500%        82          13,401,508      9.08      7.869     636         163,433   86.26        30.32
14.501% to 15.000%        82          13,661,192      9.26      8.444     606         166,600   87.59        37.49
15.001% to 15.500%        47           6,716,519      4.55      8.697     596         142,905   85.88        33.99
15.501% to 16.000%        59           8,155,855      5.53      9.055     566         138,235   79.76        43.59
16.001% to 16.500%        30           3,958,926      2.68      9.443     557         131,964   81.56        56.72
16.501% to 17.000%        17           2,276,952      1.54     10.059     567         133,938   80.03        54.43
17.001% to 17.500%         7             664,390      0.45     10.413     548          94,913   77.25        92.20
17.501% to 18.000%         5             601,338      0.41     10.838     537         120,268   60.38        44.39
18.001% to 18.500%         4             330,061      0.22     11.424     521          82,515   73.28        84.10
18.501% to 19.000%         1              35,239      0.02     11.990     543          35,239   85.00       100.00
------------------------------------------------------------------------------------------------------------------
TOTAL:                   765        $147,596,127    100.00%     7.382%    639     $   192,936   81.68%       32.19%
------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.000% per annum to 18.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.573% per annum.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                 AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                                 PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                                  NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
NEXT RATE ADJUSTMENT DATE       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------------
June 2004                              1        $    322,000      0.22%    5.700%     693     $   322,000   68.51%        0.00%
November 2004                          1             104,399      0.07     8.270      649         104,399   80.00         0.00
December 2004                          1             425,823      0.29     6.875      684         425,823   75.00         0.00
May 2005                               2             135,095      0.09     7.997      555          67,548   79.59        52.05
June 2005                              2             167,840      0.11     7.188      604          83,920   78.77       100.00
July 2005                              1             165,884      0.11     9.370      513         165,884   80.00         0.00
August 2005                            5             957,621      0.65     7.899      558         191,524   80.57        55.99
September 2005                        12           2,235,128      1.51     7.184      626         186,261   81.85        24.20
October 2005                          46           6,934,370      4.70     8.150      610         150,747   85.17        31.68
November 2005                        182          24,794,787     16.80     8.352      647         136,235   86.93        27.13
December 2005                        103          21,085,742     14.29     7.637      613         204,716   77.50        25.40
January 2006                         129          32,815,880     22.23     6.883      651         254,387   80.74        31.90
February 2006                        112          23,375,728     15.84     6.993      626         208,712   85.22        33.44
March 2006                             9           1,291,830      0.88     7.250      659         143,537   90.66        67.10
September 2006                         1             223,158      0.15     7.500      709         223,158   80.00         0.00
October 2006                           1             404,115      0.27     7.625      681         404,115   83.51         0.00
November 2006                         10           1,680,290      1.14     7.134      647         168,029   83.75        49.22
December 2006                         15           3,476,150      2.36     7.234      625         231,743   79.65        58.81
January 2007                          38          10,844,833      7.35     6.463      676         285,390   74.34        14.01
February 2007                         71          12,106,635      8.20     7.644      631         170,516   82.33        56.06
March 2007                            13           1,601,400      1.08     8.104      610         123,185   78.62        63.93
July 2008                              1              86,593      0.06     6.000      744          86,593   90.00         0.00
September 2008                         1             204,416      0.14     5.750      668         204,416   75.00         0.00
November 2008                          3             605,232      0.41     7.305      706         201,744   59.59        16.86
December 2008                          3             435,475      0.30     6.582      696         145,158   77.02        80.19
January 2009                           1             999,500      0.68     5.625      782         999,500   58.79         0.00
February 2009                          1             116,200      0.08     8.375      742         116,200   70.00       100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               765        $147,596,127    100.00%    7.382%     639     $   192,936   81.68%       32.19%
------------------------------------------------------------------------------------------------------------------------------

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

**It is assumed for purposes of the modeling assumptions that the Mortgage Loans are transferred to the Trust Fund such that the May 1, 2004 payments on such Mortgage Loans are remitted to the Trust Fund for distribution on the distribution date in May 2004.

                             **ASSUMED MORTGAGE POOL
                            FIXED RATE MORTGAGE LOANS

                                                                                                                         ORIGINAL
                                                                ORIGINAL      REMAINING     ORIGINAL       REMAINING     MONTHS TO
                                 NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                     MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM          TERM            TERM        PENALTY
CURRENT BALANCE ($)  RATE(%)   RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)        (MONTHS)    EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------
    2,938,629.61       7.224     6.678      180       169         360           349            0              0             0
       74,225.35       6.491     5.966      120       109         120           109            0              0             0
    7,231,400.05       6.542     5.997      180       175         180           175            0              0             0
      908,428.89       6.681     6.156      180       176         180           176            0              0             6
      644,393.56       7.983     7.458      180       176         180           176            0              0            36
      614,412.16       5.804     5.279      180       176         180           176            0              0            60
      415,353.66       7.915     7.390      240       223         240           223            0              0             0
      231,239.81       6.904     6.379      240       237         240           237            0              0            36
   55,541,077.83       7.237     6.698      360       356         360           356            0              0             0
    2,583,353.66       6.663     6.138      360       357         360           357            0              0             6
      613,196.47       6.071     5.546      360       356         360           356            0              0             7
      410,449.11       9.225     8.700      360       354         360           354            0              0            12
    1,738,236.17       7.090     6.552      360       357         360           357            0              0            24
   22,678,244.87       7.433     6.901      360       357         360           357            0              0            36
      529,943.11       6.900     6.375      360       355         360           355            0              0            48
    6,946,249.43       6.619     6.093      360       356         360           356            0              0            60

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                           ADJUSTABLE RATE MORTGAGES

                                                                  ORIGINAL      REMAINING               INITIAL
                                   NET    ORIGINAL  REMAINING  INTEREST-ONLY  INTEREST-ONLY              RATE
                      MORTGAGE  MORTGAGE    TERM       TERM         TERM          TERM         GROSS    CHANGE   PERIODIC  MAXIMUM
CURRENT BALANCE ($)   RATE(%)    RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)      (MONTHS)     MARGIN(%)  CAP(%)    CAP(%)   RATE(%)
----------------------------------------------------------------------------------------------------------------------------------
      103,200.42        8.270     7.745      360       355            0             0          6.870     2.000     1.000    13.370

   19,880,348.48        7.965     7.438      360       356            0             0          6.217     2.497     1.200    14.240

    1,110,257.37        7.279     6.754      360       357            0             0          4.001     3.000     1.000    12.850

    3,000,179.68        7.780     7.255      360       355            0             0          6.081     2.173     1.335    14.598

   66,777,666.87        7.539     7.008      360       356            0             0          6.000     2.745     1.139    13.742

    3,106,967.35        8.069     7.540      360       355            0             0          6.872     2.926     1.058    13.750

    4,779,445.48        8.025     7.500      360       357            0             0          6.447     2.885     1.038    14.487

      449,303.25        6.836     6.311      360       357            0             0          3.299     3.000     1.000    12.836

      415,038.00        7.951     7.426      360       358            0             0          6.556     3.000     1.000    14.598

    1,013,547.33        6.806     6.277      360       357            0             0          4.263     3.000     1.000    12.440

   16,760,743.66        7.293     6.763      360       357            0             0          6.002     2.955     1.023    13.874

      525,448.82        6.875     6.350      360       357            0             0          3.500     3.000     1.000    12.875

      295,750.97        8.000     7.475      360       355            0             0          5.000     5.000     1.000    13.000

       85,598.66        6.000     5.475      360       351            0             0          3.875     5.000     1.000    11.000

      302,941.99        6.125     5.600      360       354            0             0          4.917     5.000     1.000    11.125

      114,865.59        8.375     7.850      360       358            0             0          4.125     5.000     1.000    13.375

      318,302.22        5.700     5.175      360       356           60            56          3.000     1.000     1.000    11.700

    1,429,987.57        6.766     6.241      360       357           43            40          3.275     3.000     1.000    12.545

    2,267,506.61        6.401     5.876      360       357           24            21          3.141     3.000     1.000    12.401

    1,863,151.18        6.874     6.341      360       357           26            23          3.819     3.000     1.000    12.649

   11,047,331.13        6.549     6.022      360       357           24            21          3.455     3.000     1.040    12.478

      215,605.27        7.375     6.850      360       356           24            20          4.375     3.000     1.000    13.375

    1,384,631.42        5.728     5.203      360       356           37            33          2.813     3.000     1.000    11.728

      988,516.23        6.875     6.350      360       357           24            21          3.500     3.000     1.000    12.875

    1,749,574.33        6.348     5.823      360       356           54            50          3.374     3.000     1.000    12.348

      215,891.94        5.625     5.100      360       357           36            33          4.125     3.000     1.000    11.625

    1,720,018.23        5.810     5.285      360       357           36            33          2.310     2.000     2.000    11.810

      832,824.92        6.043     5.518      360       357           36            33          4.410     2.456     1.000    12.043

    1,526,367.90        6.671     6.146      360       357           39            36          3.589     2.847     1.000    12.671

      988,021.97        5.625     5.100      360       357           60            57          2.250     5.000     1.000    10.625

      221,032.23        6.875     6.350      360       356           60            56          5.000     5.000     1.000    11.875

      411,099.19        6.384     5.859      360       356           60            56          4.108     4.396     1.000    11.384

                     NUMBER OF
                      MONTHS                       ORIGINAL
            RATE    UNTIL NEXT                    MONTHS TO
           CHANGE      RATE                       PREPAYMENT
MINIMUM  FREQUENCY  ADJUSTMENT                     PENALTY
RATE(%)   (MONTHS)      DATE         INDEX        EXPIRATION
------------------------------------------------------------
 6.870       6           7       Six-Month LIBOR      36

 7.356       6          20       Six-Month LIBOR       0

 4.001       6          21       Six-Month LIBOR       6

 7.649       6          19       Six-Month LIBOR      12

 6.808       6          20       Six-Month LIBOR      24

 7.313       6          19       Six-Month LIBOR      36

 7.029       6          33       Six-Month LIBOR       0

 3.299       6          33       Six-Month LIBOR       6

 6.718       6          34       Six-Month LIBOR      12

 5.350       6          33       Six-Month LIBOR      24

 6.630       6          33       Six-Month LIBOR      36

 3.500       6          33       Six-Month LIBOR      60

 5.000       6          55       Six-Month LIBOR       0

 6.000       6          51       Six-Month LIBOR      24

 4.917       6          54       Six-Month LIBOR      36

 4.125       6          58       Six-Month LIBOR      60

 3.000       6           2       Six-Month LIBOR      36

 4.631       6          21       Six-Month LIBOR       0

 3.141       6          21       Six-Month LIBOR       6

 4.324       6          21       Six-Month LIBOR      12

 3.634       6          21       Six-Month LIBOR      24

 4.375       6          20       Six-Month LIBOR      25

 3.272       6          20       Six-Month LIBOR      36

 3.500       6          21       Six-Month LIBOR      60

 3.792       6          32       Six-Month LIBOR       0

 4.125       6          33       Six-Month LIBOR       6

 2.310       6          33       Six-Month LIBOR      12

 4.410       6          33       Six-Month LIBOR      24

 4.884       6          33       Six-Month LIBOR      36

 5.625       6          57       Six-Month LIBOR      12

 6.875       6          56       Six-Month LIBOR      24

 4.844       6          56       Six-Month LIBOR      36

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                               ONE-MONTH LIBOR CAP

      BEGINNING    ENDING       NOTIONAL        LOWER        UPPER
MON    ACCRUAL    ACCRUAL      BALANCE ($)    COLLAR (%)   COLLAR (%)
---------------------------------------------------------------------
  1    4/27/04    5/25/04    246,000,000.00      7.153       10.000
  2    5/25/04    6/25/04    243,419,083.40      6.453       10.000
  3    6/25/04    7/25/04    240,333,390.33      6.674       10.000
  4    7/25/04    8/25/04    236,748,536.37      6.457       10.000
  5    8/25/04    9/25/04    232,672,768.91      6.459       10.000
  6    9/25/04    10/25/04   228,118,829.68      6.680       10.000
  7    10/25/04   11/25/04   223,115,711.12      6.464       10.000
  8    11/25/04   12/25/04   217,805,484.20      6.686       10.000
  9    12/25/04   1/25/05    212,271,133.25      6.471       10.000
 10    1/25/05    2/25/05    206,757,946.13      6.475       10.000
 11    2/25/05    3/25/05    201,388,472.27      7.183       10.000
 12    3/25/05    4/25/05    196,160,175.13      6.482       10.000
 13    4/25/05    5/25/05    191,069,228.85      6.705       10.000
 14    5/25/05    6/25/05    186,111,913.87      6.489       10.000
 15    6/25/05    7/25/05    181,283,069.33      6.714       10.000
 16    7/25/05    8/25/05    176,580,859.38      6.498       10.000
 17    8/25/05    9/25/05    172,001,856.45      6.502       10.000
 18    9/25/05    10/25/05   167,537,548.29      6.727       10.000
 19    10/25/05   11/25/05   163,080,049.09      6.511       10.000
 20    11/25/05   12/25/05   157,223,118.75      6.791       10.000
 21    12/25/05   1/25/06    150,825,433.51      7.422       10.000
 22    1/25/06    2/25/06    144,742,698.95      7.623       10.000
 23    2/25/06    3/25/06    138,949,448.52      8.437       10.000
 24    3/25/06    4/25/06    133,495,768.39      7.600       10.000
 25    4/25/06    5/25/06    129,181,559.97      7.857       10.000
 26    5/25/06    6/25/06    125,488,339.66      7.623       10.000
 27    6/25/06    7/25/06    121,910,922.47      8.228       10.000
 28    7/25/06    8/25/06    118,443,761.08      8.021       10.000
 29    8/25/06    9/25/06    115,080,183.81      8.017       10.000
 30    9/25/06    10/25/06   111,816,111.91      8.283       10.000
 31    10/25/06   11/25/06   108,648,404.16      8.009       10.000
 32    11/25/06   12/25/06   105,574,023.24      8.300       10.000
 33    12/25/06   1/25/07    102,590,218.48      8.365       10.000
 34    1/25/07    2/25/07     99,696,554.27      8.680       10.000
 35    2/25/07    3/25/07     96,890,073.81      9.617       10.000
 36    3/25/07    4/25/07     94,165,441.50      8.669       10.000
 37    4/25/07    5/25/07     91,520,053.31      8.954       10.000
 38    5/25/07    6/25/07     89,976,698.65      8.569       10.000
 39    6/25/07    7/25/07     87,562,116.40      9.156       10.000
 40    7/25/07    8/25/07     85,219,077.98      8.974       10.000
 41    8/25/07    9/25/07     82,944,678.74      8.951       10.000
 42    9/25/07    10/25/07    80,735,498.64      9.227       10.000
 43    10/25/07   11/25/07    78,589,663.86      8.901       10.000
 44    11/25/07   12/25/07    76,505,225.19      9.181       10.000
 45    12/25/07   1/25/08     74,480,319.93      8.882       10.000
 46    1/25/08    2/25/08     72,513,178.20      8.945       10.000
 47    2/25/08    3/25/08     70,602,512.41      9.545       10.000
 48    3/25/08    4/25/08     68,746,021.67      8.900       10.000
 49    4/25/08    5/25/08     66,942,047.63      9.175       10.000
 50    5/25/08    6/25/08     65,188,992.44      8.853       10.000
 51    6/25/08    7/25/08     63,485,309.77      9.132       10.000
 52    7/25/08    8/25/08     61,829,365.09      8.883       10.000
 53    8/25/08    9/25/08     60,220,204.78      8.861       10.000
 54    9/25/08    10/25/08    58,656,060.02      9.135       10.000
 55    10/25/08   11/25/08    57,135,569.35      8.817       10.000
 56    11/25/08   12/25/08    55,657,451.15      9.094       10.000
 57    12/25/08   1/25/09     54,220,424.43      8.781       10.000
 58    1/25/09    2/25/09     52,823,156.65      8.802       10.000
 59    2/25/09    3/25/09     51,464,563.80      9.732       10.000
 60    3/25/09    4/25/09     50,143,476.36      8.757       10.000
 61    4/25/09    5/25/09     48,858,766.32      9.028       10.000
 62    5/25/09    6/25/09     47,609,352.57      8.710       10.000
 63    6/25/09    7/25/09     46,394,188.21      8.980       10.000
 64    7/25/09    8/25/09     45,212,262.50      8.664       10.000
 65    8/25/09    9/25/09     44,062,590.39      8.641       10.000
 66    9/25/09    10/25/09    42,944,221.18      8.909       10.000
 67    10/25/09   11/25/09    41,856,233.96      8.596       10.000
 68    11/25/09   12/25/09    40,797,736.83      8.862       10.000
 69    12/25/09   1/25/10     39,767,865.88      8.551       10.000
 70    1/25/10    2/25/10     38,765,784.32      8.528       10.000
 71    2/25/10    3/25/10     37,789,960.17      9.428       10.000
 72    3/25/10    4/25/10     36,809,681.78      8.491       10.000
 73    4/25/10    5/25/10     35,855,676.71      8.763       10.000
 74    5/25/10    6/25/10     34,927,183.42      8.463       10.000
 75    6/25/10    7/25/10     34,023,464.05      8.734       10.000
 76    7/25/10    8/25/10     33,143,803.68      8.436       10.000
 77    8/25/10    9/25/10     32,287,509.51      8.422       10.000
 78    9/25/10    10/25/10    31,453,910.13      8.693       10.000
 79    10/25/10   11/25/10    30,642,354.93      8.397       10.000
 80    11/25/10   12/25/10    29,852,213.27      8.668       10.000
 81    12/25/10   1/25/11     29,082,873.99      8.373       10.000
 82    1/25/11    2/25/11     28,333,744.62      8.361       10.000
 83    2/25/11    3/25/11     27,604,250.88      9.256       10.000
 84    3/25/11    4/25/11     26,893,836.09      8.340       10.000
 85    4/25/11    5/25/11     26,201,960.55      8.610       10.000
 86    5/25/11    6/25/11     25,528,100.98      8.319       10.000
 87    6/25/11    7/25/11     24,871,750.10      8.590       10.000
 88    7/25/11    8/25/11     24,232,415.95      8.300       10.000
 89    8/25/11    9/25/11              0.00      0.000        0.000
 90    9/25/11    10/25/11             0.00      0.000        0.000

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                   AVAILABLE FUNDS   AVAILABLE FUNDS
MON      DATE     CAP (%) (1), (2)   CAP (%) (1), (3)
-----------------------------------------------------
  1     5/25/04         7.240              7.240
  2     6/25/04         6.540             10.087
  3     7/25/04         6.758             10.087
  4     8/25/04         6.542             10.087
  5     9/25/04         6.543             10.087
  6    10/25/04         6.764             10.086
  7    11/25/04         6.548             10.086
  8    12/25/04         6.768             10.086
  9     1/25/05         6.552             10.086
 10     2/25/05         6.555             10.085
 11     3/25/05         7.261             10.083
 12     4/25/05         6.561             10.084
 13     5/25/05         6.783             10.083
 14     6/25/05         6.568             10.084
 15     7/25/05         6.790             10.083
 16     8/25/05         6.575             10.083
 17     9/25/05         6.578             10.083
 18    10/25/05         6.802             10.081
 19    11/25/05         6.586             10.081
 20    12/25/05         6.806             10.080
 21     1/25/06         6.447             10.080
 22     2/25/06         6.316             10.079
 23     3/25/06         7.005             10.076
 24     4/25/06         6.338             10.078
 25     5/25/06         6.561             10.076
 26     6/25/06         6.357             10.076
 27     7/25/06         6.578             10.074
 28     8/25/06         6.373             10.075
 29     9/25/06         6.382             10.074
 30    10/25/06         6.603             10.073
 31    11/25/06         6.399             10.073
 32    12/25/06         6.621             10.070
 33     1/25/07         6.406             10.071
 34     2/25/07         6.368             10.070
 35     3/25/07         7.061             10.065
 36     4/25/07         6.387             10.068
 37     5/25/07         6.611             10.066
 38     6/25/07         6.331             10.067
 39     7/25/07         6.543             10.066
 40     8/25/07         6.332             10.069
 41     9/25/07         6.333             10.070
 42    10/25/07         6.546             10.071
 43    11/25/07         6.337             10.074
 44    12/25/07         6.550             10.074
 45     1/25/08         6.341             10.075
 46     2/25/08         6.343             10.076
 47     3/25/08         6.783             10.074
 48     4/25/08         6.347             10.075
 49     5/25/08         6.561             10.075
 50     6/25/08         6.352             10.075
 51     7/25/08         6.565             10.075
 52     8/25/08         6.356             10.075
 53     9/25/08         6.358             10.075
 54    10/25/08         6.572             10.074
 55    11/25/08         6.362             10.075
 56    12/25/08         6.575             10.074
 57     1/25/09         6.364             10.075
 58     2/25/09         6.366             10.075
 59     3/25/09         7.049             10.072
 60     4/25/09         6.369             10.075
 61     5/25/09         6.583             10.074
 62     6/25/09         6.373             10.075
 63     7/25/09         6.588             10.075
 64     8/25/09         6.377             10.075
 65     9/25/09         6.379             10.075
 66    10/25/09         6.594             10.074
 67    11/25/09         6.383             10.075
 68    12/25/09         6.598             10.074
 69     1/25/10         6.388             10.075
 70     2/25/10         6.390             10.075
 71     3/25/10         7.079             10.073
 72     4/25/10         6.402             10.076
 73     5/25/10         6.623             10.074
 74     6/25/10         6.417             10.075
 75     7/25/10         6.639             10.074
 76     8/25/10         6.433             10.075
 77     9/25/10         6.441             10.076
 78    10/25/10         6.665             10.074
 79    11/25/10         6.459             10.075
 80    12/25/10         6.683             10.074
 81     1/25/11         6.476             10.075
 82     2/25/11         6.485             10.075
 83     3/25/11         7.190             10.072
 84     4/25/11         6.504             10.074
 85     5/25/11         6.731             10.074
 86     6/25/11         6.523             10.075
 87     7/25/11         6.751             10.074
 88     8/25/11         6.544             10.075
 89     9/25/11         0.000              0.000
 90    10/25/11         0.000              0.000

1. Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date plus any 1ML Cap flows, less the current interest on the Class A-X, Class M-1-X, Class M-2-X and Class M-3-X Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, then, multiplied by 30 and divided by the actual number of days in the related accrual period on such Distribution Date.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.09% and 1.15%, respectively. The values indicated include proceeds from 1ML Caps, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.09% and 1.15% in month 1, respectively, both increasing to 20.00% in month 2 and thereafter. The values indicated include proceeds from 1ML Caps, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                        DISCOUNT MARGIN TABLE (TO CALL)

                             0%             80%             100%           150%             200%
                       PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                          TO CALL         TO CALL         TO CALL         TO CALL         TO CALL
----------------------------------------------------------------------------------------------------
                        DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
----------------------------------------------------------------------------------------------------
A
             100.00%              42              42              42              42              42

           WAL (YRS)           17.65            3.16            2.50            1.43            1.03
      MOD DURN (YRS)           15.21            3.05            2.44            1.42            1.03
    PRINCIPAL WINDOW   May04 - Aug32   May04 - Jun13   May04 - Aug11   May04 - Dec08   May04 - Jul06
----------------------------------------------------------------------------------------------------
M-1

             100.00%              55              55              55              55              55

           WAL (YRS)           25.60            5.94            4.95            4.60            2.51
      MOD DURN (YRS)           20.96            5.66            4.76            4.46            2.47
    PRINCIPAL WINDOW   Feb25 - Aug32   May07 - Jun13   Aug07 - Aug11   Jul08 - Dec08   Jul06 - Feb07
----------------------------------------------------------------------------------------------------
M-2

             100.00%             120             120             120             120             120

           WAL (YRS)           25.60            5.94            4.88            4.04            3.10
      MOD DURN (YRS)           19.34            5.52            4.60            3.87            3.00
    PRINCIPAL WINDOW   Feb25 - Aug32   May07 - Jun13   Jun07 - Aug11   Oct07 - Dec08   Feb07 - Jun07
----------------------------------------------------------------------------------------------------
M-3

             100.00%             140             140             140             140             140

           WAL (YRS)           25.60            5.94            4.84            3.78            3.16
      MOD DURN (YRS)           18.88            5.48            4.54            3.62            3.05
    PRINCIPAL WINDOW   Feb25 - Aug32   May07 - Jun13   Jun07 - Aug11   Sep07 - Dec08   Jun07 - Jun07
----------------------------------------------------------------------------------------------------

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                 0%                  80%                  100%                  150%                 200%
                           PRICING SPEED        PRICING SPEED        PRICING SPEED         PRICING SPEED        PRICING SPEED
                            TO MATURITY          TO MATURITY          TO MATURITY           TO MATURITY           TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------
                            DISC MARGIN          DISC MARGIN          DISC MARGIN           DISC MARGIN           DISC MARGIN
=============================================================================================================================
A
           100.00%                    42                   45                   45                    45                   42

         WAL (YRS)                 17.70                 3.45                 2.75                  1.57                 1.03
    MOD DURN (YRS)                 15.25                 3.30                 2.66                  1.54                 1.03
  PRINCIPAL WINDOW         May04 - Dec33        May04 - Aug25         May04 - Jan22        May04 - Mar16        May04 - Jul06
-----------------------------------------------------------------------------------------------------------------------------
 M-1

           100.00%                    55                   58                   58                    59                   55

         WAL (YRS)                 25.73                 6.63                 5.52                  5.39                 2.51
    MOD DURN (YRS)                 21.05                 6.23                 5.26                  5.18                 2.47
  PRINCIPAL WINDOW         Feb25 - Nov33        May07 - Aug21        Aug07 - May18         Jul08 - Aug13        Jul06 - Feb07
-----------------------------------------------------------------------------------------------------------------------------
 M-2

           100.00%                   120                  125                  125                   124                  142

         WAL (YRS)                 25.73                 6.54                 5.37                  4.37                 5.11
    MOD DURN (YRS)                 19.41                 5.99                 5.01                  4.16                 4.80
  PRINCIPAL WINDOW         Feb25 - Sep33        May07 - Nov19        Jun07 - Jan17         Oct07 - Aug12        Feb07 - Nov12
-----------------------------------------------------------------------------------------------------------------------------
M-3

           100.00%                   140                  145                  145                   144                  158
         WAL (YRS)                 25.72                 6.43                 5.25                  4.05                 4.32
    MOD DURN (YRS)                 18.94                 5.86                 4.87                  3.85                 4.09
  PRINCIPAL WINDOW         Feb25 - Jul33        May07 - Aug17        Jun07 - Jan15         Sep07 - Mar11        May08 - Mar09
-----------------------------------------------------------------------------------------------------------------------------

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

TO MATURITY

         PERCENTAGE OF CLASS A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

              0% PRICING   80% PRICING    100% PRICING    150% PRICING     200% PRICING
   DATE          SPEED         SPEED          SPEED           SPEED           SPEED
---------------------------------------------------------------------------------------
  Initial         100           100            100             100             100
Percentage
 25-Apr-05         99           78              73              60             47
 25-Apr-06         97           53              43              21              3
 25-Apr-07         96           35              24              4               0
 25-Apr-08         94           28              21              4               0
 25-Apr-09         92           22              16              4               0
 25-Apr-10         90           17              11              4               0
 25-Apr-11         88           13              8               3               0
 25-Apr-12         86           10              6               2               0
 25-Apr-13         83            8              5               1               0
 25-Apr-14         80            6              3               1               0
 25-Apr-15         77            5              3               *               0
 25-Apr-16         74            4              2               0               0
 25-Apr-17         71            3              1               0               0
 25-Apr-18         67            2              1               0               0
 25-Apr-19         63            2              1               0               0
 25-Apr-20         59            1              *               0               0
 25-Apr-21         56            1              *               0               0
 25-Apr-22         52            1              0               0               0
 25-Apr-23         47            *              0               0               0
 25-Apr-24         43            *              0               0               0
 25-Apr-25         38            *              0               0               0
 25-Apr-26         35            0              0               0               0
 25-Apr-27         31            0              0               0               0
 25-Apr-28         28            0              0               0               0
 25-Apr-29         23            0              0               0               0
 25-Apr-30         19            0              0               0               0
 25-Apr-31         14            0              0               0               0
 25-Apr-32          9            0              0               0               0
 25-Apr-33          4            0              0               0               0
 25-Apr-34          0            0              0               0               0

WAL (yrs)         17.70         3.45           2.75            1.57            1.03

* = less than 0.5%

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

              0% PRICING   80% PRICING  100% PRICING   150% PRICING   200% PRICING
   DATE         SPEED         SPEED        SPEED          SPEED           SPEED
----------------------------------------------------------------------------------
 Initial         100           100          100            100             100
Percentage
25-Apr-05        100           100          100            100             100
25-Apr-06        100           100          100            100             100
25-Apr-07        100           100          100            100               0
25-Apr-08        100           72            55            100               0
25-Apr-09        100           56            40             55               0
25-Apr-10        100           43            29             19               0
25-Apr-11        100           34            22              7               0
25-Apr-12        100           26            16              5               0
25-Apr-13        100           21            12              1               0
25-Apr-14        100           16             9              0               0
25-Apr-15        100           13             7              0               0
25-Apr-16        100           10             5              0               0
25-Apr-17        100            8             3              0               0
25-Apr-18        100            6             *              0               0
25-Apr-19        100            5             0              0               0
25-Apr-20        100            3             0              0               0
25-Apr-21        100            1             0              0               0
25-Apr-22        100            0             0              0               0
25-Apr-23        100            0             0              0               0
25-Apr-24        100            0             0              0               0
25-Apr-25         98            0             0              0               0
25-Apr-26         90            0             0              0               0
25-Apr-27         81            0             0              0               0
25-Apr-28         71            0             0              0               0
25-Apr-29         60            0             0              0               0
25-Apr-30         49            0             0              0               0
25-Apr-31         37            0             0              0               0
25-Apr-32         24            0             0              0               0
25-Apr-33         10            0             0              0               0
25-Apr-34          0            0             0              0               0

WAL (yrs)        25.73         6.63         5 .52           5.39           2.51

* = less than 0.5%

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

TO MATURITY

               PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

              0% PRICING   80% PRICING  100% PRICING  150% PRICING 200% PRICING
   DATE         SPEED         SPEED        SPEED         SPEED           SPEED
-------------------------------------------------------------------------------
 Initial         100           100          100           100            100
Percentage
25-Apr-05        100           100          100           100            100
25-Apr-06        100           100          100           100            100
25-Apr-07        100           100          100           100            74
25-Apr-08        100           72            55            42            74
25-Apr-09        100           56            40            17            55
25-Apr-10        100           43            29            11            27
25-Apr-11        100           34            22             7            12
25-Apr-12        100           26            16             1             3
25-Apr-13        100           21            12             0             0
25-Apr-14        100           16             9             0             0
25-Apr-15        100           13             6             0             0
25-Apr-16        100           10             2             0             0
25-Apr-17        100            8             0             0             0
25-Apr-18        100            5             0             0             0
25-Apr-19        100            1             0             0             0
25-Apr-20        100            0             0             0             0
25-Apr-21        100            0             0             0             0
25-Apr-22        100            0             0             0             0
25-Apr-23        100            0             0             0             0
25-Apr-24        100            0             0             0             0
25-Apr-25         98            0             0             0             0
25-Apr-26         90            0             0             0             0
25-Apr-27         81            0             0             0             0
25-Apr-28         71            0             0             0             0
25-Apr-29         60            0             0             0             0
25-Apr-30         49            0             0             0             0
25-Apr-31         37            0             0             0             0
25-Apr-32         24            0             0             0             0
25-Apr-33         10            0             0             0             0
25-Apr-34          0            0             0             0             0

WAL (yrs)      25.73         6.54          5.37          4.37          5.11

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

             0% PRICING    80% PRICING  100% PRICING  150% PRICING  200% PRICING
   DATE         SPEED         SPEED        SPEED         SPEED         SPEED
--------------------------------------------------------------------------------
 Initial         100           100          100           100           100
Percentage
25-Apr-05        100           100          100           100           100
25-Apr-06        100           100          100           100           100
25-Apr-07        100           100          100           100           100
25-Apr-08        100           72            55            26           100
25-Apr-09        100           56            40            17             0
25-Apr-10        100           43            29            11             0
25-Apr-11        100           34            22             0             0
25-Apr-12        100           26            16             0             0
25-Apr-13        100           21            12             0             0
25-Apr-14        100           16             9             0             0
25-Apr-15        100           13             0             0             0
25-Apr-16        100           10             0             0             0
25-Apr-17        100            3             0             0             0
25-Apr-18        100            0             0             0             0
25-Apr-19        100            0             0             0             0
25-Apr-20        100            0             0             0             0
25-Apr-21        100            0             0             0             0
25-Apr-22        100            0             0             0             0
25-Apr-23        100            0             0             0             0
25-Apr-24        100            0             0             0             0
25-Apr-25         98            0             0             0             0
25-Apr-26         90            0             0             0             0
25-Apr-27         81            0             0             0             0
25-Apr-28         71            0             0             0             0
25-Apr-29         60            0             0             0             0
25-Apr-30         49            0             0             0             0
25-Apr-31         37            0             0             0             0
25-Apr-32         24            0             0             0             0
25-Apr-33         10            0             0             0             0
25-Apr-34          0            0             0             0             0

WAL(yrs)        25.72         6.43          5.25          4.05         4.32

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.